UNIVERSAL GUARDIAN HOLDINGS, INC.

CONSULTANT STOCK OPTION CERTIFICATE

 (Non-Qualified Stock Option)

Summary of Terms
Name of Optionee:	Paul DiFrancesco
Capacity of Optionee:	Consultant
Grant Status:	Universal Guardian Holdings, Inc. 2003 Incentive Equity Plan
U.S. Federal Tax Characterization:	Non-Qualified Stock Option (IRC Section 83)
Option Effective Date:	August 16, 2005
Number of Option Shares:	300,000 shares
Option Price per Option Share:	U.S. $1.35
Vesting Conditions:	Performance under Consulting Agreement
Option Expiration Date:	September 1, 2007
Registration Rights or Obligations:	Option Shares registered under Form S-8 (SEC File No. 333-113638) subject to distribution of Option Shares to natural person designee
Net (Cashless) Exercise Rights:	None
Company Tax Payment Obligation:	None
The above is intended as a summary only, and is subject to the terms and conditions set forth below to the extent of any inconsistency.

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This Stock Option Certificate and the Common Stock (the “Option Shares”) acquirable upon exercise of this Stock Option Certificate (collectively, the “Securities”), have not been approved or disapproved by the United States Securities and Exchange Commission (the “SEC”) or any securities regulatory agency of any State or Territory of the United States or of any other country or jurisdiction, nor has the SEC or any such other securities regulatory agency reviewed or passed upon or endorsed the merits of the offering contemplated by the securities or the accuracy or adequacy of any disclosure materials provided in connection with the grant or exercise of these Securities.  Any representation to the contrary is a criminal offense.

The Securities have not been registered under the United States Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any State or Territory of the United States or of any other country or jurisdiction, and may not be offered, sold, gifted, hypothecated, pledged, transferred or otherwise disposed (each a “Disposition” or term with equivalent meaning) in the absence of an effective registration statement under the Securities Act, or in compliance with the registration or qualification and prospectus delivery requirements of any other State or Territory of the United States or other country or jurisdiction as may be applicable.  See section 12.B of this Stock Option Certificate.

This CONSULTANT STOCK OPTION CERTIFICATE (the “Option Certificate”) is entered into effective as of August 16, 2005 (the “Option Effective Date”) by and between UNIVERSAL GUARDIAN HOLDINGS, INC., a Delaware corporation (the “Company”), whose principal executive office is located at 4695 MacArthur Blvd., Suite 300, Newport Beach, California 92660, and PAUL DIFRANCESCO.

Capitalized terms followed by an asterisk are defined in Appendix A to this Option Certificate.

1.

GRANT OF OPTION

This Option Certificate certifies that the Optionee or his, her or its permitted heirs, successors and assigns as permitted by this Option Certificate (the “Optionee”) is entitled to purchase three hundred thousand(300,000) shares (collectively and severally, the “Option Shares”) of the common stock, par value $0.01 (the “Common Shares”) of the Company, at an exercise or purchase price of U.S. one dollar and thirty-five cents (U.S. $1.35) per share (the “Option Price”), subject to the limitations, restrictions, terms and conditions hereinafter set forth.  The aforesaid right to purchase the Option Shares is hereinafter referred to as the “Option”

2.

EMPLOYMENT ACKNOWLEDGMENTS

A.

The parties acknowledge that the grant of this Option is being made in furtherance of the terms of a consulting agreement dated August 16, 2005 between the Company and Catalyst Consulting Partners, LLC (the “Consulting Agreement”).  The parties acknowledge that anything in the Consulting Agreement to the contrary notwithstanding, the terms of this Option Certificate shall govern the terms of the grant to the Optionee, and shall supercede and amend the terms of the Consulting Agreement to the extent inconsistent with the terms of this Option Certificate.

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3.

ISSUANCE UNDER PLAN

A.

This Option Certificate and the Option Shares issuable under the Option have been issued under the Universal Guardian Holdings, Inc. 2003 Incentive Equity Plan (the “Plan”), and shall be subject to administration by the plan administrator for the Plan pursuant to the terms of the Plan.  All terms contained in this Option Certificate shall supersede the default provisions set forth in the Plan; provided, however, in the event that any term contained herein shall violate or exceed any maximum term or condition allowed under the Plan, such term or condition contained in this Option Certificate shall be deemed to be limited to such maximum allowance.

B.

The Optionee acknowledges and confirms that the Company has provided a copy of the Plan to the Optionee, in either written or electronic format, and that the Optionee has had the opportunity to read and understand the Plan.

4.

VESTING REQUIREMENTS

During the term of this Option Certificate, the Optionee shall only be entitled to exercise the Options to the extent that these Options have been earned in accordance with the terms of the Consulting Agreement.

5.

TERM OF OPTION

The right to exercise the Options under this Option Certificate shall commence as of the Option Effective Date and shall expire and be null and void ab initio and of no further force or effect to the extent not exercised prior to 5:00 p.m. P.S.T., on September 1, 2007 or, if such date is a weekend or a Holiday, the next business day immediately following such date (the “Option Expiration Date”). For purposes of the foregoing, the term Holiday mean New Year’s Day, Memorial Day, Independence Day, Veteran’s Day, Thanksgiving, and Christmas Day.

6.

EXERCISE OF OPTION

A.

General.   Subject to the terms of this Option Certificate, the purchase rights represented by this Option Certificate may with respect to any Vested Option Shares be exercised by the Optionee, in whole or in part at any time, and from time to time, prior to the Option Expiration Date.   No fractional Option Shares shall be issuable upon exercise or conversion of this Option.  In the event of a fractional interest, the number of Option Shares to be issued shall be rounded down to the nearest whole Option Share.  The Optionee may not exercise this Option for any number of Option Shares with an aggregate Option Price of less than U.S. ten thousand dollars (U.S. $10,000) (the “Minimum Amount”), except to the extent that the maximum amount remaining available for exercise is less than the Minimum Amount, in which case this Option may only be exercisable for any remaining Option Shares.

B.

Forms of Payment.

Full payment for the Option Shares to be purchased shall be made by immediately available funds (in U.S. dollars) by way of cash, certified or official bank check payable to

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the order of the Company, wire transfer of funds to the Company’s account, or any combination of any of the foregoing.

C.

Presentation.   The Options under this Option Certificate shall be exercised by presentation of the following to the Secretary of the Company at the Company’s principal executive offices (or such office or agency of the Company as it may designate in writing to the Optionee by written notice pursuant to the terms hereof) of:  (1) in the event that this Option has been fully exercised, the original of this Option Certificate (subject to section 6.E below); (2) a Notice of Exercise of Stock Option Certificate in the form attached as Appendix A to this Option Certificate, duly signed by the Optionee or his, her or its authorized successors and heirs; and (3) full payment for the Option Shares as provided above in section 6.B.

D.

Record Date.   The Company agrees that the Optionee shall, absent any dispute relating to the exercise of the Options, be deemed the record owner of the Option Shares issuable upon the exercise of the Options as of the close of business on the date on which this Option shall have been presented and payment made for such Option Shares.  The Company agrees to deliver certificates representing any such Option Shares within a reasonable time after such presentation and delivery.  In the event of any dispute with respect to an exercise, the Company shall issue a certificate representing such number of Option Shares as are not disputed.

E.

Surrender of Option Certificate   In the event of the partial exercise of the Options or the full or partial transfer of the Option Certificate, the Company and the Optionee each reserve the right to demand the surrender of, or to voluntarily surrender, the original of this Option Certificate, to be replaced by a new Option Certificate reciting the reduced number of Options after taking into consideration prior exercises and/or a new Option Certificate reciting the names of the transferees and the number of Option Shares held by the transferees, but otherwise identical to this Option Certificate.  The retention of this Option Certificate by the Optionee or his, her or its successors shall not be construed as a guarantee or representation by the Company that the Options have not been exercised in full or in part.

7.

NO SHORT SALES OR HEDGING

The Optionee hereby represents and covenants that he, she or it will not directly or indirectly (1) offer to "short sell", contract to "short sell" or otherwise "short sell" any securities of the Company including, without limitation, the Option Shares, or (2) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any securities of the Company including, without limitation, the Option Shares, whether any such swap or transaction is to be settled by delivery of Common Shares or other securities, in cash or otherwise.  The Optionee further acknowledges that in the event of a breach in the foregoing representations and covenants, the Company shall have the right to make demand upon Option to purchase at the Option Price, and Optionee will be required to sell to the Company at the Option Price, a number of Common Shares equal to the number of Option Shares acquired by the Optionee upon exercise of this Option or a portion thereof.

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8.

TRANSFER OF OPTION

A.

Compliance With Securities Law.   Anything in this section 8 to the contrary notwithstanding, neither this Option or the Option Shares may be offered, sold, gifted, hypothecated, pledged, transferred or otherwise disposed (each a “Disposition” or term with equivalent meaning) except in accordance with applicable securities laws as set forth in section 12.B of this Option Certificate

B.

Transferability Of Non-Qualified Options—General Restrictions.

(1)

Subject to section 8.A:

(i)

In the event the Optionee is an individual, the Optionee may Dispose of these Options to, either voluntarily or by operation of law including intestate transfer, and these Options may be exercised by, any Family Members or any Family Entity so long as the other conditions of this Option are satisfied, including satisfaction of any vesting conditions.

(ii)

In the event the Optionee is a corporation or other business entity, the Optionee may Dispose of these Options to, either voluntarily or by operation of law, and these Options may be exercised by, any Principal of the Optionee or by any Family Members of that Principal or any Family Entity of that Principal so long as the other conditions of this Option are satisfied, including satisfaction of any vesting conditions.

(iii)

The term “Principal” means any executive officer of the Optionee, or any other employee, director or shareholder of the Optionee as may be permitted by the Company.

(iv)

The term “Family Members” means (1) the Optionee’s (or Principal’s) spouse, parents and parents-in-law, grandparents and grandparents-in-law, children and grandchildren, stepchildren and stepgrandchildren, adopted children and adopted grandchildren, brothers and sisters, brothers-in-law and sisters–in-law, nieces and nephews, and nieces-in-law and nephews-in-law, and (2) those natural persons who would take the Optionee’s (or Principal’s) estate under applicable laws of intestacy in the jurisdiction in which the Optionee (or Principal)  resides.

(v)

The term “Family Entity” means any trust or legal entity exclusively owned and controlled by the Optionee’s (or Principal’s) Family Members.

(vi)

Any attempted transfer to, or exercise of the Options by, any person other than the Optionee (or Principal) or any Family Member or Family Entity shall be null and void ab initio and of no further force and effect.

C.

S—8 Acknowledgements.   The Optionee acknowledges that he or she understands that, in the event of a Disposition pursuant to section 8.B(1), and in the event that the Company (without any obligation to do so) registers the Options or Option Shares on a registration statement on form S-8, the transferee may not, in accordance with the

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instructions to form S-8, be able to rely upon a registration statement under form S-8 to register the issuance of the Option Shares to the transferee or the resale of the Option Shares to the transferee.  By way of example and not limitation, form S-8 is not available, in the case of a grant to an employee, executive officer or director, for (1) the exercise of options transferred for value (with the exception of a domestic relations order in settlement of marital property rights or a transfer to an entity in which more than 50% of the voting interests are owned by such optionee or his or her family members as such persons are identified in the instructions to form S-8), or (2) by the donees of such optionee unless they are his or her family member.

D.

Reservation of Rights.   These Options are not negotiable instruments, and the Company may assert any claims, defenses or offsets, whether at law or equity, against any property interest of any transferee in these Options as the Company could with respect to the Optionee.

9.

COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

A.

General.   The Optionee acknowledges that he, she or it understands that the Company’s common shares are registered under Section 12 of the Exchange Act, and in the event the Optionee is or becomes an Affiliate* of the Company, that the Optionee will be subject to the insider reporting obligations under Section 16 of the Exchange Act* and the rules promulgated thereunder with respect to the acquisition or disposition of any securities of the Company, as well as the obligations under that statute and those rules to disgorge to the Company any so-called “short-swing profits” received by such Affiliates* in connection with those transactions.  Specifically, the Optionee understands that if he, she or it is or becomes an Affiliate*, he, she or it will be subject to:  (1) the requirements of filing with the SEC a form 4 with respect to the grant and/or exercise of these Options and/or any Disposition of the Option Shares; and (2) Section 16 short-swing profits disgorgment obligations upon the Disposition of the Option Shares to the extent the Optionee has acquired within six months prior to such Disposition, or acquires within six months after the Disposition, any other securities of the Company at a lower cost than the any amount received with respect to such Disposition.

B.

Rule 16b-3.   The Company represents that the grant of the Options has been approved by Board or an independent committee thereof pursuant to SEC Rule 16b-3, and that the grant and exercise of the Options are therefore exempt as an “acquisition” of securities for purposes of the “short-swing profit” disgorgment provisions of Section 16 and the rules promulgated thereunder to the extent the Company and the Optionee are subject to those rules.

C.

Advisement By Independent Legal Counsel.   The Optionee acknowledges that compliance with the foregoing Section 16 reporting and short-swing profit disgorgement obligations shall be solely the obligation of the Optionee.  The Optionee further acknowledges that he, she or it has consulted with or had the opportunity to consult with his, her or its independent legal advisors regarding the current or potential application of the aforesaid Section 16 reporting and short-swing profit disgorgement obligations on the Optionee with respect to the grant and/or exercise of these Options and/or the Disposition of the Option Shares.  The Optionee further acknowledges that any information contained

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in this Option Certificate or otherwise provided by the Company in connection with these matters is advisory only, and is not being relied upon by the Optionee.

10.

REGISTRATION OBLIGATIONS

A.

S-8 Registration.   The Company agrees to use its best efforts to deliver Option Shares registered under the Company’s registration statement on SEC Form S-8 (SEC File No. 333-113638, originally filed and effective on March 16, 2004), as it may be amended (the “Form S-8 Registration Statement”) to the extent such registration is allowed under applicable law.  Currently, securities are only allowed to be issued under Form S-8 to natural persons.  In the event that a consultant which is a corporation or other legal entity provides services, the SEC will allow the securities to be issued under Form S-8 to an employee of such consultant (in lieu of such corporation or entity) so long as such employee actually provided the services to the registrant on behalf of such corporation or entity.  The Company agrees, upon the exercise of the Option by the Optionee, to issue Option Shares registered under such Form S-8 to such designees and in such amounts as designated by the Optionee pursuant to satisfactory representations that (1) such designees provided the services under the Consulting Agreement to the Company in such amounts, and (2) that the services provided qualified under Form S-8.  In complying with the foregoing, the Company may rely upon the advice of counsel.

B.

Delivery Of Registration Statement.   The Company shall, at its sole cost and expense, provide the Optionee with a reasonable number of copies of the Form S-8 Registration Statement, as well as a reasonable number of copies of any prospectus included therein and any supplements or amendments thereto to the extent applicable.

C.

Section 10(a)(3) Prospectus.   The Optionee acknowledges and confirms that he, she or it has received and read and understood the Section 10(a)(3) Prospectus Disclosures attached as Appendix C to this Option Certificate which shall be applicable in the event the event the Company, without any obligation to do so, registers the Options or Option Shares under a form S-8 registration statement.

11.

INCOME TAX CONSIDERATIONS AND REPRESENTATIONS

A.

Non-Qualified Option Characterization.   This Option is characterized as a “Non-Qualified Option” subject to taxation at the time of exercise pursuant to Section 83 of the Code.

B.

Value of Option Price.   The Company and the Optionee each acknowledge their belief that the Option Price equals or exceeds the fair market value of the Common Shares as of the Effective Grant Date based upon market information available as of such date.

C.

Payment of Taxes.   The Optionee acknowledges that he, she or it has received the grant of the Options in connection with the provision of the services as an independent contractor and consultant engaged in his, her or its own business separate from that of the Company, and not as an officer, director or employee of the Company.  The Optionee acknowledges that he, she or it and/or his, her or its successors or heirs will be solely responsible for payment of any and all income or other tax liabilities relating to the receipt of the Option Certificate, the exercise of the Options, and the subsequent disposition

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of the Option Shares including, by way of example and not limitation, any income tax consequences attributable to any finding that the Option Price is less than the fair market value of the Common Shares as of the Effective Grant Date.

D.

Income Tax Disclosures; Advisement By Independent Tax Advisors.   The Optionee acknowledges that he, she or it has received and read and understood the Disclosures Relating To United States Federal Income Tax Consequences contained in Appendix D to this Option Certificate. The Optionee further acknowledges that he, she or it has consulted with or had the opportunity to consult with his, her or its independent tax advisor regarding the potential application of income or other taxes relating to the receipt of the Option Certificate, the exercise of the Options, and the subsequent disposition of the Option Shares including, by way of example and not limitation, any income tax consequences attributable to any finding that the Option Price is less than the fair market value of the Common Shares as of the Effective Grant Date.  The Optionee further acknowledges that any information contained in this Option Certificate or otherwise provided by the Company in connection with these matters is advisory only, and is not being relied upon by the Optionee.

12.

OPTIONEE INVESTMENT REPRESENTATIONS

A.

Provision of SEC Filings.   The Optionee acknowledges and confirms that the Company has provided to the Optionee, in either written or electronic format, copies of the Company’s most recent Annual Report on Form 10-KSB, proxy statement and all other filings made by the Company under either the Securities Exchange Act of 1934 or the Securities Act of 1933 on or before the grant of this Option, and that the Optionee has had the opportunity to read and understand those filings.

B.

Potential Restrictions on Transferability of Option Shares.   The Optionee understands and agrees that he, she or it may not offer, sale, gift, hypothecate, pledge, transfer or otherwise dispose (each a “Disposition” or term with equivalent meaning) of the Option Shares within the United States, including with respect to trades effected from outside of the United States on United States public markets, unless:

(1)

if the Optionee is not an Affiliate*, (i) the Option Share were registered on a registration statement of Form S-8 prior to issuance, or (ii) the Option Share were subsequently registered for resale in a Resale Prospectus contained in a registration statement on Form S-8, in which case the form of Disposition must be allowed in the Plan of Distribution contained in that Resale Prospectus; and the Optionee at his, her or its expense provides to the Company’s stock transfer agent and registrar an opinion of counsel satisfactory to the Company or its legal counsel that the proposed Disposition satisfies the foregoing requirements

(2)

if the Optionee is an Affiliate*, the  Option Shares were registered in a Resale Prospectus contained in a registration statement on Form S-8; the number of Option Shares to be Disposed fall within the volume requirements permitted with respect to Affiliates* under the instructions to Form S-8; the form of Disposition is allowed in the Plan of Distribution contained in that Resale Prospectus; and the Optionee at his, her or its expense provides to the Company’s stock transfer agent and registrar an opinion of counsel satisfactory

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to the Company or its legal counsel that the proposed Disposition satisfies the foregoing requirements;

(3)

the Disposition was registered on a registration statement other than Form S-8 or S-4 and the Optionee at his, her or its expense provides to the Company’s stock transfer agent and registrar an opinion of counsel satisfactory to the Company or its legal counsel that the proposed Disposition is so registered; is allowed under the Plan of Distribution contained in the Prospectus contained in that registration statement; and that the Optionee has complied with any applicable prospectus delivery requirement; or

(4)

regardless of whether the Option Shares are registered as provided above, the Disposition is effected through an available exemption from registration under the Securities Act including, without limitation, (i) SEC Rule 144 (including the applicable one- or two-year holding and volume limitations imposed by Rule 144 with respect to restricted stock and/or the applicable volume limitations imposed by Rule 144 with respect to control stock), or (ii) such Disposition is effected in an offshore transaction outside of the United States pursuant to SEC Rule 904 of Regulation S of the Securities Act; and the Optionee at his, her or its expense provides to the Company’s stock transfer agent and registrar an opinion of counsel satisfactory to the Company or its legal counsel to that effect; and

In addition, if the Optionee resides outside of the United States and it is requested by the Company, the Optionee agrees that he, she or it shall provide to the Company an opinion of counsel satisfactory to the Company or its legal counsel that the proposed Disposition is exempt from the registration or prospectus delivery requirements under the securities laws of the Optionee’s country or jurisdiction of residence.

C.

Ability to Bear Risk of Investment in Option Shares.   The Optionee acknowledges that he, she or it understands that (1) as a consequence of the foregoing restrictions on transferability of the Option Shares described in section 12.B above, an investment in the Option Shares will or may be illiquid, and it may not be possible for the Optionee to sell or otherwise liquidate the Option Shares in the case of emergency or other financial need, (2) the Optionee will not be entitled to any repayment of the Option Price, and the Optionee must have adequate means of providing for the Optionee’s needs and personal contingencies with his or her remaining financial resources after taking into consideration payment of the Option Price, and (3) that the Company cannot make any predictions or projections as to what the prevailing market price for its common shares at such time as the aforesaid restrictions lapses, and the market price at such time could be less than the Option Price meaning that the Option could not recover his, her or its investment.  The Optionee acknowledges and represents that the Optionee has evaluated his, her or its financial resources and investment position in view of the foregoing; and is able to bear the economic risk of an investment in the Option Shares.

D.

Independent Review of Investment Merits; Due Diligence.   The Optionee acknowledges and represents that he, she or it has taken during the course of the transaction contemplated by this Option Certificate, and will retake prior to exercising these Options:

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(1)

the opportunity to engage such investment professionals and advisors including, without limitation, accountants, appraisers, investment, tax and legal advisors, each of whom are independent of the Company and its advisors and agents, to:  (i) conduct such due diligence review as the Optionee and/or such investment professionals and advisors deem necessary or advisable, and (ii) to provide such opinions as to (A) the investment merits of a proposed investment in the Option Shares, (B) the tax consequences of the grant and exercise of the Option, and the subsequent disposition of the Option Shares, and (C) the effect of same upon the Optionee’s personal financial circumstances, as the Optionee and/or his, her or its investment professionals and advisors have or may deem advisable; and

(2)

the Optionee has received and will receive, to the extent he, she or it has availed or will avail himself, herself or itself of these opportunities, satisfactory information and answers from such investment professionals and advisors.

E.

Opportunity to Ask Questions and to Review Documents, Books and Records.   Without limiting the generality of section 12.D above, the Optionee acknowledges and represents that the Optionee and his, her or its investment professionals and advisors have taken the opportunity during the course of the transaction contemplated by Option Certificate, and the Optionee and his, her or its investment professionals and advisors will again take the opportunity prior to exercising these Options, to the extent the Optionee and/or such investment professionals and advisors have or will determine it to be necessary, to:  (1) be provided with additional financial and other written information; (2) ask questions and receive answers concerning the terms and conditions of this Option Certificate, an investment in the Option Shares, and the business of the Company and its finances; (3) review all documents, books and records of the Company; and (4) the Optionee and/or his, her or its investment professionals and advisors have received and will receive, to the extent they have availed or will avail themselves of these opportunities, satisfactory information and answers.

F.

Offering Communications.   The Optionee acknowledges and represents that, with the exception of written information given to the Optionee pursuant to this Option Certificate or by the principal executive officers of the Company, no person has provided any information or made any representations to the Optionee, concerning the Company or its past, present or future business; on which the Optionee has relied in offering to purchase the Option Shares.

G.

Securities Purchased For Optionee’s Own Account.   The Optionee represents that (1) the Option Shares will be purchased by the Optionee as principal and not by any other person, with the Optionee’s own funds and for the account of the Optionee and not as a nominee or agent and not for the account of any other person; (2) the Optionee intends to hold the Option Shares for investment purposes only for an indefinite period, and not with a view to the sale or distribution of any part or all thereof by public or private sale or other disposition; and (3) no person other than the Optionee will have any interest, beneficial or otherwise, in the Option Shares, and the Optionee is not obligated (and will

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not be obligated at time of exercise) to transfer the Option Shares to any other person, nor does the Optionee have any agreement or understanding to do so.

H.

Compliance With Investment Laws.   The Optionee has complied or will comply (as the case may be) with all applicable investment laws and regulations in force relating to the legality of an investment in the Option Shares by the Optionee in any jurisdiction in which he, she or it purchases the Option Shares or enters into this Option Certificate, and has obtained or will obtain (as the case may be) any consent, approval or permission required of him, her or it for the purchase of the Option Shares under the investment laws and regulations in force in any jurisdiction to which he, she or it is subject, or in which he, she or it makes such purchase, and the Company shall have no responsibility therefor.

I.

No General Solicitation or Public Advertising.   With the exception of the provision of the Plan and the Plan Summary, the Optionee has not, with respect to the offer and sale of the this Option Certificate and/or the Option Shares, seen, received, been presented with or been solicited:  (1) by any advertisement, article, notice, leaflet or other communication (whether published in any newspaper, magazine, or similar media or broadcast over television or radio or otherwise generally disseminated or distributed); or (2) through any public or promotional seminar or meeting to which the Optionee was invited through any such advertisement, article, notice, leaflet or other communication.

J.

Fees and Commissions.   The Optionee has not retained any broker-dealer, placement agent or finder to whom the Company will have any obligation to pay any commissions or fees.

Each representation, warranty and covenant of the Optionee shall be deemed made at the time of grant of this Option, shall be deemed remade at any time the Optionee exercises this Option, and shall survive the date of closing with respect to the exercise of the last Option hereunder.

13.

COMPANY REPRESENTATIONS

The Company represents that (1) it is a corporation duly organized, validly existing and in good standing under the laws of the its state of incorporation and has all necessary power and authority to perform its obligations under this Option; (2) the execution, delivery and performance of this Option has been duly authorized by all necessary actions on the part of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms; and (3) this Option does not violate and is not in conflict with any of the provisions of the Company’s Certificate of Incorporation, Bylaws and any resolutions of the Company’s Board of Directors or shareholders, or any agreement of the Company, and no event has occurred and no condition or circumstance exists that might (with or without notice or lapse of time) constitute or result directly or indirectly in such a violation or conflict.

14.

ISSUANCE OF SHARES

The Company covenants and agrees that the Option Shares will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.  The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of Common Shares to

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provide for the issuance in full of all Option Shares.  If at any time the number of authorized but unissued Common Shares shall not be sufficient to effect the exercise of the Option in full, then the Company will take all such corporate action as may, in the opinion of counsel to the Company, be necessary or advisable to increase the number of its authorized Common Shares as shall be sufficient to permit the exercise of the Option in full, including without limitation, using its best efforts to obtain any necessary shareholder approval of such increase.  If and so long as the Common Shares are listed on any national securities exchange or the Nasdaq Stock Market, the Company will, if permitted by the rules of such exchange or market, list and keep listed on such exchange or market, upon official notice of issuance, all Option Shares issuable upon exercise of this Option.

15.

ADJUSTMENTS

A.

Subdivision or Combination of Shares.  In case the Company shall at any time subdivide its outstanding Common Shares into a greater number of shares, the Option Price in effect immediately prior to such subdivision shall be proportionately reduced, and the number of Option Shares subject to this Option shall be proportionately increased, and conversely, in case the outstanding Common Shares of the Company shall be combined into a smaller number of shares, the Option Price in effect immediately prior to such combination shall be proportionately increased, and the number of Option Shares subject to this Option shall be proportionately decreased.

B.

Dividends in Common Shares; Other Stock or Property.  If at any time or from time to time the holders of Common Shares (or any shares of stock or other securities at the time receivable upon the exercise of this Option) shall have received or become entitled to receive, without payment therefor: (1) Common Shares, common share purchase options or any shares or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Shares, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution; (2) any cash paid or payable otherwise than as a regular cash dividend; or (3) Common Shares or additional shares or other securities or property (including cash) by way of spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement (other than Common Shares issued as a stock split or adjustments in respect of which shall be covered by the terms of section 15.A above) and additional shares, other securities or property issued in connection with a Change (as defined below) (which shall be covered by the terms of section 15.C below), then and in each such case, the Optionee hereof shall, upon the exercise of this Option, be entitled to receive, in addition to the number of shares of Common Shares receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clause (2) above and this clause (3)) which such Optionee would hold on the date of such exercise had such Optionee been the holder of record of such Common Shares as of the date on which holders of Common Shares received or became entitled to receive such shares or all other additional stock and other securities and property.

C.

Reorganization, Reclassification, Consolidation, Merger or Sale.  If any recapitalization, reclassification or reorganization of the share capital of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its shares and/or assets or other transaction (including, without limitation, a sale of substantially all of its assets followed by a liquidation) shall be

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effected in such a way that holders of Common Shares shall be entitled to receive shares, securities or other assets or property (a “Change”), then, as a condition of such Change, lawful and adequate provisions shall be made by the Company whereby the Optionee hereof shall thereafter have the right to purchase and receive (in lieu of the Common Shares of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares, securities or other assets or property as may be issued or payable with respect to or in exchange for the number of outstanding Common Shares which such Optionee would have been entitled to receive had such Optionee exercised this Option immediately prior to the consummation of such Change.  The Company or its successor shall promptly issue to Optionee a new Option for such new securities or other property.  The new Option shall provide for adjustments which shall be as nearly equivalent as may be practicable to give effect to the adjustments provided for in this section 15 including, without limitation, adjustments to the Option Price and to the number of securities or property issuable upon exercise of the new Option.  The provisions of this section 15.Cshall similarly apply to successive Changes.

16.

NO RIGHTS AS A SHAREHOLDER; LIMITATION OF LIABILITY

This Option shall not entitle the Optionee to any of the rights of a shareholder of the Company except upon exercise in accordance with the terms hereof.  No provision hereof, in the absence of affirmative action by the Optionee to purchase shares of Common Shares, and no mere enumeration herein of the rights or privileges of the Optionee, shall give rise to any liability of the Optionee for the Option Price hereunder or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

17.

LOST, STOLEN OR MUTILATED OPTION CERTIFICATES

If this Option Certificate is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as the Company may reasonably impose, issue a new Option Certificate of like denomination, tenor and date.  Any such new Option Certificate shall constitute an original contractual obligation of the Company, subject to any defenses the Company may retain in the event anyone should seek to enforce the allegedly lost, stolen, mutilated or destroyed Option Certificate.

18.

PREPARATION OF OPTION CERTIFICATE; COSTS AND EXPENSES

This Option Certificate was prepared by the Company solely on behalf of the Company.  Each party acknowledges that:  (1) he, she or it had the advice of, or sufficient opportunity to obtain the advice of, legal counsel separate and independent of legal counsel for any other party hereto; (2) the terms of the transaction contemplated by this Option Certificate are fair and reasonable to such party; and (3) such party has voluntarily entered into the transaction contemplated by this Option Certificate without duress or coercion.  Each party further acknowledges such party was not represented by the legal counsel of any other party hereto in connection with the transaction contemplated by this Option Certificate, nor was such party under any belief or understanding that such legal counsel was representing his, her or its interests.  Except as expressly set forth in this Option Certificate, each party shall pay all legal and other costs and expenses incurred or to be incurred by such party in negotiating and preparing this Option Certificate; in performing due diligence or retaining professional advisors; in performing any transactions contemplated by this Option Certificate; or in complying with such party’s covenants, agreements and conditions

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contained herein.  Each party agrees that no conflict, omission or ambiguity in this Option Certificate, the Plan or the interpretation thereof, shall be presumed, implied or otherwise construed against the Company or any other party to this Option Certificate on the basis that such party was responsible for drafting this Option Certificate.

19.

INTERPRETATION

A.

Survival.   All representations and warranties made by any party in connection with any transaction contemplated by this Option Certificate shall, irrespective of any investigation made by or on behalf of any other party hereto, survive the execution and delivery of this Option Certificate and the performance or consummation of any transaction described in this Option Certificate.

B.

Entire Agreement/No Collateral Representations.   Each party expressly acknowledges and agrees that this Option Certificate: together with and subject to the Plan:  (1) is the final, complete and exclusive statement of the agreement of the parties with respect to the subject matter hereof; (2) supersedes any prior or contemporaneous agreements, proposals, commitments, guarantees, assurances, communications, discussions, promises, representations, understandings, conduct, acts, courses of dealing, warranties, interpretations or terms of any kind, whether oral or written (collectively and severally, the “prior agreements”), and that any such prior agreements are of no force or effect except as expressly set forth herein; and (3) may not be varied, supplemented or contradicted by evidence of prior agreements, or by evidence of subsequent oral agreements.  No prior drafts of this Option Certificate, and no words or phrases from any prior drafts, shall be admissible into evidence in any action or suit involving this Option Certificate.

C.

Amendment; Waiver; Forbearance.

(i)

Except as expressly provided otherwise herein, neither this Option Certificate nor any of the terms, provisions, obligations or rights contained herein may be amended, modified, supplemented, augmented, rescinded, discharged or terminated (other than by performance), except as provided in the Plan or by a written instrument or instruments signed by all of the parties to this Option Certificate.  No waiver of any breach of any term, provision or agreement contained herein, or of the performance of any act or obligation under this Option Certificate, or of any extension of time for performance of any such act or obligation, or of any right granted under this Option Certificate, shall be effective and binding unless such waiver shall be in a written instrument or instruments signed by each party claimed to have given or consented to such waiver and each party affected by such waiver.  Except to the extent that the party or parties claimed to have given or consented to a waiver may have otherwise agreed in writing, no such waiver shall be deemed a waiver or relinquishment of any other term, provision, agreement, act, obligation or right granted under this Option Certificate, or any preceding or subsequent breach thereof.  No forbearance by a party to seek a remedy for any noncompliance or breach by another party hereto shall be deemed to be a waiver by such forbearing party of its rights and remedies with respect to such noncompliance or breach, unless such waiver shall be in a written instrument or instruments signed by the forbearing party.

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(ii)

Anything in section 19.C(i) to the contrary notwithstanding, the Company may, at any time or from time-to-time, without receiving further consideration from, or paying any consideration to, the Optionee or his, her or its heirs, successors or assigns, modify or amend this Option Certificate as required to:  (1) comport with changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to this Option Certificate or to comply with the rules or requirements of any stock exchange or other market or system on which the Option Shares are traded or quoted and/or (2) ensure that this Option Certificate is and remains exempt from the application of any participation, vesting, benefit accrual, funding, fiduciary, reporting, disclosure, administration or enforcement requirement of either the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the corresponding provisions of the Code* {encompassing Sections 400 to 420 of the Code*}).

D.

Remedies Cumulative.   The remedies of each party under this Option Certificate are cumulative and shall not exclude any other remedies to which such party may be lawfully entitled, at law or in equity.

E.

Severability.   If any term or provision of this Option Certificate or the application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable under present or future laws, then, and in that event:  (1) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Option Certificate, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and be legal, valid and enforceable; and (2) the remaining part of this Option Certificate (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby, and shall continue in full force and effect to the fullest extent provided by law.

F.

Parties in Interest.   Notwithstanding anything else to the contrary herein, nothing in this Option Certificate shall confer any rights or remedies under or by reason of this Option Certificate on any persons other than the parties hereto and their respective successors and assigns, if any, as may be permitted under the Plan or under this Option Certificate, nor shall anything in this Option Certificate relieve or discharge the obligation or liability of any third person to any party to this Option Certificate, nor shall any provision give any third person any right of subrogation or action over or against any party to this Option Certificate.

G.

No Reliance Upon Prior Representation.   Each party acknowledges that:  (1) no other party has made any oral representation or promise which would induce them prior to executing this Option Certificate to change their position to their detriment, to partially perform, or to part with value in reliance upon such representation or promise; and (2) such party has not so changed its position, performed or parted with value prior to the time of the execution of this Option Certificate, or such party has taken such action at its own risk.

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H.

Headings; References; Incorporation; “Person”; Gender; Statutory References.   The headings used in this Option Certificate are for convenience and reference purposes only, and shall not be used in construing or interpreting the scope or intent of this Option Certificate or any provision hereof.  References to this Option Certificate shall include all amendments or renewals thereof.  All cross-references in this Option Certificate, unless specifically directed to another agreement or document, shall be construed only to refer to provisions within this Option Certificate, and shall not be construed to be referenced to the overall transaction or to any other agreement or document.  Any Exhibit referenced in this Option Certificate shall be construed to be incorporated in this Option Certificate by such reference.  As used in this Option Certificate, the term “person” is defined in its broadest sense as any individual, entity or fiduciary who has legal standing to enter into this Option Certificate such as, by way of example and not limitation, individual or natural persons and trusts.  As used in this Option Certificate, each gender shall be deemed to include the other gender, including neutral genders appropriate for entities, if applicable, and the singular shall be deemed to include the plural, and vice versa, as the context requires.  Any reference to statutes or laws will include all amendments, modifications, or replacements of the specific sections and provisions concerned.

20.

ENFORCEMENT

A.

Applicable Law.   This Option Certificate and the rights and remedies of each party arising out of or relating to this Option Certificate (including, without limitation, equitable remedies) shall (with the exception of the Securities Act and the Blue Sky Laws) be solely governed by, interpreted under, and construed and enforced in accordance with the laws (without regard to the conflicts of law principles) of the State of California, as if this Option Certificate were made, and as if its obligations are to be performed, wholly within the State of California.  The parties acknowledge that when this Option was first extended on the Effective Date the principal executive offices of the Company were located in California, although the principal executive offices are now located in South Carolina, and it is the intent that California law should apply by reason thereof.

B.

Arbitration.   Any claim, dispute or controversy arising out of or in connection with or relating to this Option Certificate or the breach or alleged breach hereof shall be submitted by the parties to binding arbitration under the rules of and before the American Arbitration Association (“AAA”) in the County of Orange, State of California before a single arbitrator agreeable to both Parties.  Each party hereby submits to the jurisdiction of the State of California and the AAA sitting in Orange County.  The cost of the arbitration shall be equally divided between the Parties.  If the parties cannot agree on an arbitrator within two (2) weeks after arbitration is requested in writing by either of them, the arbitration shall proceed before an arbitrator appointed by AAA. The AAA award shall be binding, each Party hereby expressly waiving its right to appeal, and rendered in such form that judgment may be entered thereon in any court having jurisdiction thereof.

C.

Waiver of Right to Jury Trial.   Each party hereby waives such party’s respective right to a jury trial of any claim or cause of action based upon or arising out of this Option Certificate.  Each party acknowledges that this waiver is a material inducement to each other party hereto to enter into the transaction contemplated hereby; that each other

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party has already relied upon this waiver in entering into this Option Certificate; and that each other party will continue to rely on this waiver in their future dealings.  Each party warrants and represents that such party has reviewed this waiver with such party’s legal counsel, and that such party has knowingly and voluntarily waived its jury trial rights following consultation with such legal counsel.

21.

SUCCESSORS AND ASSIGNS

All of the representations, warranties, covenants, conditions and provisions of this Option Certificate shall be binding upon and shall inure to the benefit of each party and such party’s respective successors and permitted assigns, spouses, heirs, executors, administrators, and personal and legal representatives.

22.

NOTICES

Unless otherwise specifically provided in this Option Certificate, all notices, demands, requests, consents, approvals or other communications (collectively and severally called “notices”) required or permitted to be given hereunder, or which are given with respect to this Option Certificate, shall be in writing and addressed and delivered to the addresses first set forth above in this Option Certificate, or to such other address as the party shall have specified in a writing delivered to the other parties in accordance with this paragraph.  Any notice given to the estate of a party shall be sufficient if addressed to the party as provided in this paragraph.  Any notices provided hereunder shall be conclusively deemed to be given (1) when hand-delivered to the other party, (2) when received if sent by facsimile to the known facsimile number on the records of the parties; provided that notices given by facsimile shall not be effective, unless either (a) a duplicate copy of such facsimile notice is promptly given by depositing the same in the mail, postage prepaid and addressed to the party as set forth above; or (b) the receiving party delivers a written confirmation of receipt for such notice by any other method permitted under this paragraph; and further provided that any notice given by facsimile received after 5:00 p.m. (recipient’s time) or on a non-business day shall be deemed received on the next business day; (3) if both parties are within the United States, five (5) business days after deposit in the United States mail, certified, return receipt requested, postage prepaid, and addressed to the party as set forth above; (4) if one or both of the parties are outside the United States, ten (10) business days after deposit in the official mails of the country in which the notice is being sent, certified, return receipt requested, postage prepaid, and addressed to the party as set forth above; or (5) the next business day after deposit with an international overnight delivery service, postage prepaid, addressed to the party as set forth below with next business day delivery guaranteed; provided that the sending party receives confirmation of delivery from the delivery service provider.

23.

COUNTERPARTS

This Option Certificate may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument, binding on all parties hereto.  Any signature page of this Option Certificate may be detached from any counterpart of this Option Certificate and reattached to any other counterpart of this Option Certificate identical in form hereto by having attached to it one or more additional signature pages.

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WHEREFORE, the parties hereto have for purposes of this Option Certificate executed this Option Certificate on August 16, 2005 in Newport Beach, California, effective as of the Option Effective Date.

COMPANY:

Universal Guardian Holdings, Inc.,

a Delaware corporation

By:

/s/ Michael J. Skellern

Michael J. Skellern,
Chief Executive Officer and President

AGREED TO AND ACCEPTED BY OPTIONEE:

PAUL DiFRANCESCO /s/ Paul DiFrancesco
(signature) Paul DiFrancesco
(print name)
(address)

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